                         EXHIBIT INDEX

American Century World Mutual Funds, Inc.

Exhibit   Description of Document
Number

EX-99.a1  Articles of Incorporation of Twentieth Century World Investors,  Inc.,
          dated  December  27,  1990  (filed  as an  exhibit  to  Post-Effective
          Amendment  No. 6 to the  Registration  Statement  on Form  N-1A of the
          Registrant,   File  No.   33-39242,   filed  on  March  29,  1996  and
          incorporated herein by reference).

EX-99.a2  Articles of Amendment  of Twentieth  Century  World  Investors,  Inc.,
          dated August 10, 1993 (filed as an exhibit to Post-Effective Amendment
          No. 9 to the  Registration  Statement on Form N-1A of the  Registrant,
          File No. 33-39242,  filed on March 30, 1998 and incorporated herein by reference).

EX-99.a3  Articles  Supplementary of Twentieth  Century World  Investors,  Inc.,
          dated  November  8,  1993  (filed  as  an  exhibit  to  Post-Effective
          Amendment  No. 6 to the  Registration  Statement  on Form  N-1A of the
          Registrant,   File  No.   33-39242,   filed  on  March  29,  1996  and
          incorporated herein by reference).

EX-99.a4  Articles  Supplementary of Twentieth  Century World  Investors,  Inc.,
          dated April 24, 1995 (filed as an exhibit to Post-Effective  Amendment
          No. 6 to the  Registration  Statement on Form N-1A of the  Registrant,
          File No. 33-39242,  filed on March 29, 1996 and incorporated herein by reference).

EX-99.a5  Articles  Supplementary of Twentieth  Century World  Investors,  Inc.,
          dated March 11, 1996 (filed as an exhibit to Post-Effective  Amendment
          No. 7 to the  Registration  Statement on Form N-1A of the  Registrant,
          File No. 33-39242,  filed on June 13, 1996 and incorporated  herein by reference).

Ex-99.a6  Articles  Supplementary of Twentieth  Century World  Investors,  Inc.,
          dated  September  9,  1996  (filed  as an  exhibit  to  Post-Effective
          Amendment  No. 9 to the  Registration  Statement  on Form  N-1A of the
          Registrant,   File  No.   33-39242,   filed  on  March  30,  1998  and
          incorporated herein by reference).

EX-99.a7  Articles of Amendment  of Twentieth  Century  World  Investors,  Inc.,
          dated  December  2,  1996  (filed  as  an  exhibit  to  Post-Effective
          Amendment  No. 8 to the  Registration  Statement  on Form  N-1A of the
          Registrant,   File  No.   33-39242,   filed  on  March  31,  1997  and
          incorporated herein by reference).

EX-99.a8  Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated  December  2,  1996  (filed  as  an  exhibit  to  Post-Effective
          Amendment  No. 8 to the  Registration  Statement  on Form  N-1A of the
          Registrant,   File  No.   33-39242,   filed  on  March  31,  1997  and
          incorporated herein by reference).

EX-99.a9  Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated  November  13,  1998  (filed  as an  exhibit  to  Post-Effective
          Amendment  No. 12 to the  Registration  Statement  on Form N-1A of the
          Registrant,  File  No.  33-39242,  filed  on  November  13,  1998  and incorporated herein by reference).

EX-99.a10 Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated  February  16,  1999  (filed  as an  exhibit  to  Post-Effective
          Amendment  No. 15 to the  Registration  Statement  on Form N-1A of the
          Registrant,   File  No.   33-39242,   filed  on  March  31,  1999  and
          incorporated herein by reference).

EX-99.a11 Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated May 22,  2000 (filed as an exhibit to  Post-Effective  Amendment
          No. 19 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 33-39242,  filed on May 24, 2000 and  incorporated  herein by reference).

EX-99.a12 Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated  October  18,  2000  (filed  as  Exhibit  a12 to  Post-Effective
          Amendment  No. 25 to the  Registration  Statement  on Form N-1A of the
          Registrant,   File  No.  33-39242,   filed  on  March  28,  2002,  and
          incorporated herein by reference).

EX-99.a13 Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated March 5, 2001 (filed as Exhibit a13 to Post-Effective  Amendment
          No. 24 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on April 19, 2001, and incorporated herein by reference).

EX-99.a14 Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated May 21, 2001 (filed as Exhibit a14 to  Post-Effective  Amendment
          No. 25 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 33-39242, filed on March 28, 2002, and incorporated herein by reference).

EX-99.a15 Articles  Supplementary of American Century World Mutual Funds,  Inc.,
          dated June 14, 2002 (filed as Exhibit a15 to Post-Effective  Amendment
          No. 27 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 33-39242,  filed on October 10, 2002, and incorporated herein by reference).

EX-99.b1  By-Laws of Twentieth  Century World Investors,  Inc. (filed as Exhibit
          b1 to Post-Effective  Amendment No. 6 to the Registration Statement on
          Form N-1A of the  Registrant,  File No.  33-39242,  filed on March 29,
          1996, and incorporated herein by reference).

Ex-99.b2  Amendment  to the  By-Laws of American  Century  Mutual  Funds,  Inc.,
          American  Century Capital  Portfolios,  Inc.,  American  Century World
          Mutual Funds, Inc. and American Century  Strategic Asset  Allocations,
          Inc.  (filed as Exhibit b2b to  Post-Effective  Amendment No. 9 to the
          Registration  Statement  on Form  N-1A  of  American  Century  Capital
          Portfolios,  Inc., File No. 33-64872,  filed on February 17, 1998, and incorporated herein by reference).

EX-99.d1  Management Agreement between American Century World Mutual Funds, Inc.
          and American Century Investment Management, Inc., dated August 1, 1997
          (filed  as an  exhibit  to  Post-Effective  Amendment  No.  12 to  the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          33-39242,  filed on November  13,  1998,  and  incorporated  herein by reference).

EX-99.d2  Addendum to the Management  Agreement  between  American Century World
          Mutual Funds, Inc. and American Century Investment  Management,  Inc.,
          dated  December  1,  1998  (filed  as  an  exhibit  to  Post-Effective
          Amendment  No. 15 to the  Registration  Statement  on Form N-1A of the
          Registrant,   File  No.  33-39242,   filed  on  March  31,  1999,  and
          incorporated herein by reference).

EX-99.d3  Addendum to the Management  Agreement  between  American Century World
          Mutual Funds, Inc. and American Century Investment  Management,  Inc.,
          dated  as of June 1,  2000  (filed  as an  exhibit  to  Post-Effective
          Amendment  No. 19 to the  Registration  Statement  on Form N-1A of the
          Registrant, File No. 33-39242, filed on May 24, 2000, and incorporated herein by reference).

EX-99.d4  Addendum to the Management  Agreement  between  American Century World
          Mutual Funds, Inc. and American Century Investment  Management,  Inc.,
          dated May 1, 2001 (filed as Exhibit d4 to Post-Effective Amendment No.
          24 to the Registration Statement on Form N-1A of the Registrant,  File
          No.  33-39242,  filed on April 19, 2001,  and  incorporated  herein by reference).

EX-99.d5  Addendum to the Management  Agreement  between  American Century World
          Mutual Funds, Inc. and American Century Investment  Management,  Inc.,
          dated  September  3,  2002  (filed  as  Exhibit  d5 to  Post-Effective
          Amendment  No. 27 to the  Registration  Statement  on Form N-1A of the
          Registrant,  File  No.  33-39242,  filed  on  October  10,  2002,  and incorporated herein by reference).

EX-99.e1  Amended and Restated  Distribution  Agreement between American Century
          California  Tax-Free and Municipal  Funds,  American  Century  Capital
          Portfolios,  Inc., American Century Government Income Trust,  American
          Century  International Bond Funds,  American Century Investment Trust,
          American Century Municipal Trust, American Century Mutual Funds, Inc.,
          American Century Quantitative Equity Funds, American Century Strategic
          Asset  Allocations,  Inc.,  American Century Target  Maturities Trust,
          American Century Variable Portfolios,  Inc., American Century Variable
          Portfolios  II, Inc.,  American  Century World Mutual Funds,  Inc. and
          American Century  Investment  Services,  Inc., dated September 3, 2002
          (filed  as  Exhibit  e1 to  Post-Effective  Amendment  No.  35 to  the
          Registration  Statement  on Form N-1A of  American  Century  Municipal
          Trust, File No. 2-91229, filed on September 30, 2002, and incorporated herein by reference).

EX-99.g1  Master Agreement by and between Twentieth  Century Services,  Inc. and
          Commerce  Bank, N. A., dated January 22, 1997 (filed as Exhibit b8e to
          Post-Effective  Amendment No. 76 to the Registration Statement on Form
          N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,  filed on February 28, 1997 and incorporated herein by reference).

EX-99.g2  Global Custody Agreement between American Century  Investments and The
          Chase  Manhattan  Bank,  dated  August 9, 1996 (filed as Exhibit b8 to
          Post-Effective  Amendment No. 31 to the Registration Statement on Form
          N-1A of American Century  Government  Income Trust,  File No. 2-99222,
          filed on February 7, 1997 and incorporated herein by reference).

EX-99.g3  Amendment to the Global Custody  Agreement  between  American  Century
          Investments  and The Chase  Manhattan  Bank,  dated  December  9, 2000
          (filed  as  Exhibit  g2  to  Pre-Effective  Amendment  No.  2  to  the
          Registration  Statement  on Form  N-1A of  American  Century  Variable
          Portfolios II, Inc., File No. 333-46922,  filed on January 9, 2001 and incorporated herein by reference).

EX-99.g4  Supplemental  Agreement by and between American Century  International
          Discovery Fund,  American  Century  Emerging Markets Fund and American
          Century Global Growth Fund and The Chase  Manhattan  Bank,  dated July
          30, 1999 (filed as a part of  Post-Effective  Amendment  No. 16 to the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          33-39242, filed March 10, 2000 and incorporated herein by reference.)

EX-99.g5  Supplemental  Agreement  by and  between  American  Century  Strategic
          Allocation  Aggressive  Fund,  American Century  Strategic  Allocation
          Moderate Fund,  American Century Global Growth Fund,  American Century
          International Growth Fund and The Chase Manhattan Bank, dated February
          1, 2000 (filed as Exhibit h4 to Post-Effective Amendment No. 23 to the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          33-39242,   filed  on  March  14,  2001  and  incorporated  herein  by reference).

EX-99.h1  Transfer  Agency  Agreement  by and between  Twentieth  Century  World
          Investors,  Inc. and Twentieth  Century  Services,  Inc.,  dated as of
          March 1, 1991 (filed as a part of  Post-Effective  Amendment  No. 6 to the  Registration  Statement on Form N-1A of the Registrant,  File No.
          33-39242, filed March 29, 1996 and incorporated herein by reference).

EX-99.h2  Credit  Agreement   between  American  Century  Funds  and  The  Chase
          Manhattan Bank, as Administrative Agent, dated as of December 18, 2001
          (filed  as  Exhibit  h9 to  Post-Effective  Amendment  No.  33 to  the
          Registration  Statement  on Form N-1A of American  Century  California
          Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 28,
          2001 and incorporated herein by reference).

EX-99.i   Opinion and Consent of Counsel  (filed as Exhibit i to  Post-Effective
          Amendment  No. 20 to the  Registration  Statement  on Form N-1A of the
          Registrant,   File  No.  33-39242,  filed  on  December  1,  2000  and
          incorporated herein by reference).

EX-99.j1  Consent of Deloitte & Touche LLP, independent accountants.

EX-99.j2  Power of  Attorney,  dated  November  15, 2002 (filed as Exhibit j2 to
          Post-Effective  Amendment No. 99 to the Registration Statement on Form
          N-1A of American Century Mutual Funds,  Inc., File No. 2-14213,  filed on December 17, 2002, and incorporated herein by reference).

EX-99.j3  Secretary's Certificate,  dated November 25, 2002 (filed as Exhibit j3 to  Post-Effective  Amendment No. 99 to the Registration  Statement on
          Form N-1A of American  Century Mutual Funds,  Inc.,  File No. 2-14213,
          filed on December 17, 2002, and incorporated herein by reference).

EX-99.m1  Master Distribution and Shareholder Services Plan of Twentieth Century
          Capital Portfolios, Inc., Twentieth Century Investors, Inc., Twentieth
          Century Strategic Asset Allocations,  Inc. and Twentieth Century World
          Investors,  Inc.  (Advisor  Class),  dated September 3, 1996 (filed as
          Exhibit b15a to  Post-Effective  Amendment  No. 9 to the  Registration
          Statement on Form N-1A of American Century Capital  Portfolios,  Inc.,
          File No. 33-64872,  filed on February 17, 1998 and incorporated herein by reference).

EX-99.m2  Amendment No. 1 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          June 13, 1997 (filed as Exhibit b15b to  Post-Effective  Amendment No.
          77 to the  Registration  Statement  on Form N-1A of  American  Century
          Mutual  Funds,  Inc.,  File No.  2-14213,  filed on July 17,  1997 and incorporated herein by reference).

EX-99.m3  Amendment No. 2 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          September 30, 1997 (filed as Exhibit b15c to Post-Effective  Amendment
          No. 78 to the Registration  Statement on Form N-1A of American Century
          Mutual Funds,  Inc., File No. 2-14213,  filed on February 26, 1998 and incorporated herein by reference).

EX-99.m4  Amendment No. 3 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          June 30, 1998 (filed as Exhibit b15e to  Post-Effective  Amendment No.
          11 to the  Registration  Statement  on Form N-1A of  American  Century
          Capital  Portfolios,  Inc., File No. 33-64872,  filed on June 26, 1998 and incorporated herein by reference).

EX-99.m5  Amendment No. 4 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          November 13, 1998 (filed as Exhibit b15e to  Post-Effective  Amendment
          No. 12 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 33-39242,  filed on November 13, 1998 and incorporated herein by reference).

EX-99.m6  Amendment No. 5 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          February 16, 1999 (filed as Exhibit m6 to Post-Effective Amendment No.
          83 to the  Registration  Statement  on Form N-1A of  American  Century
          Mutual Funds,  Inc., File No. 2-14213,  filed on February 26, 1999 and incorporated herein by reference).

EX-99.m7  Amendment No. 6 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          July 30, 1999 (filed as Exhibit m7 to Post-Effective  Amendment No. 16 to the Registration Statement on Form N-1A of American Century Capital
          Portfolios,  Inc.,  File No.  33-64872,  filed  on July  29,  1999 and incorporated herein by reference).

EX-99.m8  Amendment No. 7 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          November 19, 1999 (filed as Exhibit m8 to Post-Effective Amendment No.
          87 to the  Registration  Statement  on Form N-1A of  American  Century
          Mutual Funds,  Inc., File No. 2-14213,  filed on November 29, 1999 and incorporated herein by reference).

EX-99.m9  Amendment No. 8 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          June 1, 2000 (filed as Exhibit m9 to  Post-Effective  Amendment No. 19 to the Registration Statement on Form N-1A of the Registrant, File No.
          33-39242, filed on May 24, 2000 and incorporated herein by reference).

EX-99.m10 Amendment No. 9 to the Master  Distribution  and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          April 30, 2001 (filed as Exhibit m10 to  Post-Effective  Amendment No.
          24 to the Registration Statement on Form N-1A of the Registrant,  File
          No.  33-39242,  filed on April  19,  2001 and  incorporated  herein by reference).

EX-99.m11 Amendment No. 10 to the Master  Distribution and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          December 3, 2001 (filed as Exhibit m11 to Post-Effective Amendment No.
          94 to the  Registration  Statement  on Form N-1A of  American  Century
          Mutual Funds,  Inc., File No. 2-14213,  filed on December 13, 2001 and incorporated herein by reference).

EX-99.m12 Amendment No. 11 to the Master  Distribution and Shareholder  Services
          Plan of American Century Capital  Portfolios,  Inc.,  American Century
          Mutual Funds, Inc., American Century Strategic Asset Allocations, Inc.
          and American Century World Mutual Funds, Inc.  (Advisor Class),  dated
          September  3, 2002 (filed as Exhibit m12 to  Post-Effective  Amendment
          No. 26 to the  Registration  Statement on Form N-1A of the Registrant,
          File No. 33-39242,  filed on October 1, 2002, and incorporated  herein by reference).

EX-99.m13 Master  Distribution  and  Individual  Shareholder  Services  Plan  of
          American  Century Capital  Portfolios,  Inc.,  American Century Mutual
          Funds, Inc.,  American Century Strategic Asset  Allocations,  Inc. and
          American  Century  World Mutual  Funds,  Inc. (C Class) dated March 1,
          2001 (filed as Exhibit m11 to  Post-Effective  Amendment No. 24 to the
          Registration  Statement  on Form  N-1A  of the  Registrant,  File  No.
          33-39242,  filed  on  April  19,  2001,  and  incorporated  herein  by reference).

EX-99.m14 Amendment No. 1 to the Master Distribution and Individual  Shareholder
          Services Plan of American Century Capital  Portfolios,  Inc., American
          Century  Mutual  Funds,   Inc.,   American  Century   Strategic  Asset
          Allocations,  Inc. and American  Century World Mutual  Funds,  Inc. (C
          Class),  dated April 30, 2001 (filed as Exhibit m12 to  Post-Effective
          Amendment  No. 24 to the  Registration  Statement  on Form N-1A of the
          Registrant,   File  No.  33-39242,   filed  on  April  19,  2001,  and
          incorporated herein by reference).

EX-99.m15 Amendment No. 2 to the Master Distribution and Individual  Shareholder
          Services Plan of American Century Capital  Portfolios,  Inc., American
          Century  Mutual  Funds,   Inc.,   American  Century   Strategic  Asset
          Allocations,  Inc. and American  Century World Mutual  Funds,  Inc. (C
          Class),   dated   September   3,  2002   (filed  as  Exhibit   m15  to
          Post-Effective  Amendment No. 27 to the Registration Statement on Form
          N-1A of the Registrant,  File No. 33-39242, filed on October 10, 2002, and incorporated herein by reference).

EX-99.m16 Master  Distribution  and  Individual  Shareholder  Services  Plan  of
          American  Century World Mutual Funds,  Inc.,  American  Century Mutual
          Funds,  Inc.,  American  Century Capital  Portfolios,  Inc.,  American
          Century  Investment  Trust,   American  Century  Municipal  Trust  and
          American  Century  California  Tax-Free and Municipal  Funds (A Class)
          dated  September  3,  2002  (filed  as  Exhibit  m6 to  Post-Effective
          Amendment  No.  34 to the  Registration  Statement  on  Form  N-1A  of
          American Century  California  Tax-Free and Municipal  Funds,  File No.
          2-82734,  filed  on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m17 Master  Distribution  and  Individual  Shareholder  Services  Plan  of
          American  Century World Mutual Funds,  Inc.,  American  Century Mutual
          Funds,  Inc.,  American  Century Capital  Portfolios,  Inc.,  American
          Century  Investment  Trust,   American  Century  Municipal  Trust  and
          American  Century  California  Tax-Free and Municipal  Funds (B Class)
          dated  September  3,  2002  (filed  as  Exhibit  m7 to  Post-Effective
          Amendment  No.  34 to the  Registration  Statement  on  Form  N-1A  of
          American Century  California  Tax-Free and Municipal  Funds,  File No.
          2-82734,  filed  on  October  1,  2002,  and  incorporated  herein  by reference).

EX-99.m18 Shareholder  Services Plan of Twentieth  Century  Capital  Portfolios,
          Inc.,  Twentieth Century Investors,  Inc., Twentieth Century Strategic
          Asset  Allocations,  Inc. and Twentieth Century World Investors,  Inc.
          (Service  Class),  dated  September  3, 1996 (filed as Exhibit b15b to
          Post-Effective  Amendment No. 9 to the Registration  Statement on Form
          N-1A of American Century Capital Portfolios,  Inc., File No. 33-64872,
          filed February 17, 1998 and incorporated herein by reference).

EX-99.n   Amended and Restated  Multiple Class Plan of American  Century Capital
          Portfolios,  Inc.,  American  Century  Mutual  Funds,  Inc.,  American
          Century  Strategic Asset  Allocations,  Inc.,  American  Century World
          Mutual Funds, Inc., American Century California Tax-Free and Municipal
          Funds,  American  Century  Government  Income Trust,  American Century
          Investment Trust,  American Century International Bond Funds, American
          Century Municipal Trust,  American Century  Quantitative  Equity Funds
          and American Century Target Maturities Trust,  dated September 3, 2002
          (filed  as  Exhibit  n to  Post-Effective  Amendment  No.  35  to  the
          Registration  Statement  on Form N-1A of American  Century  California
          Tax-Free and Municipal Funds, File No. 2-82734,  filed on December 17,
          2002, and incorporated herein by reference).

EX-99.p   American  Century  Investments  Code of Ethics  (filed as Exhibit p to
          Post-Effective  Amendment No. 35 to the Registration Statement on Form
          N-1A of American Century California Tax-Free and Municipal Funds, File
          No.  2-82734,  filed on December 17, 2002 and  incorporated  herein by reference).